UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13175	74-1828067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, effective May 15, 2024, director Donald L. Nickles retired from the Board in accordance with the terms of Valero Energy Corporation’s (“Valero”) director retirement policy.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2024 annual meeting of the stockholders of Valero was held May 15, 2024. Matters voted on at the annual meeting and the results thereof were as follows:

(1)	Proposal 1: Election of directors. The election of each director was approved as follows.

Fred M. Diaz	shares voted	required vote *	vote received
for	246,025,744	>50.0%	98.58%
against	3,521,951
abstain	379,190
broker non-votes	36,825,374

H. Paulett Eberhart	shares voted	required vote *	vote received
for	243,486,581	>50.0%	97.56%
against	6,072,932
abstain	367,372
broker non-votes	36,825,374

Marie A. Ffolkes	shares voted	required vote *	vote received
for	246,212,431	>50.0%	98.68%
against	3,288,732
abstain	425,722
broker non-votes	36,825,374

Joseph W. Gorder	shares voted	required vote *	vote received
for	237,655,924	>50.0%	95.23%
against	11,892,014
abstain	378,947
broker non-votes	36,825,374

Kimberly S. Greene	shares voted	required vote *	vote received
for	242,707,153	>50.0%	97.27%
against	6,787,392
abstain	432,340
broker non-votes	36,825,374

Deborah P. Majoras	shares voted	required vote *	vote received
for	227,603,262	>50.0%	91.19%
against	21,976,096
abstain	347,527
broker non-votes	36,825,374

Eric D. Mullins	shares voted	required vote *	vote received
for	246,846,998	>50.0%	98.91%
against	2,710,781
abstain	369,106
broker non-votes	36,825,374

Robert A. Profusek	shares voted	required vote *	vote received
for	237,327,529	>50.0%	95.09%
against	12,233,384
abstain	365,972
broker non-votes	36,825,374

R. Lane Riggs	shares voted	required vote *	vote received
for	245,269,010	>50.0%	98.28%
against	4,289,069
abstain	368,806
broker non-votes	36,825,374

Randall J. Weisenburger	shares voted	required vote *	vote received
for	240,189,491	>50.0%	96.25%
against	9,347,075
abstain	390,319
broker non-votes	36,825,374

Rayford Wilkins, Jr.	shares voted	required vote *	vote received
for	237,462,923	>50.0%	95.15%
against	12,090,436
abstain	373,526
broker non-votes	36,825,374

(2)	Proposal 2: Advisory vote to ratify the 2023 compensation of the named executive officers listed in the proxy statement. The proposal was approved as follows:

Proposal 2	shares voted	required vote *	vote received
for	237,204,350	>50.0%	94.90%
against	11,467,963
abstain	1,254,572
broker non-votes	36,825,374

(3)	Proposal 3: Ratify the appointment of KPMG LLP to serve as Valero’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The proposal was approved as follows:

Proposal 3	shares voted	required vote *	vote received
for	278,796,868	>50.0%	97.22%
against	7,252,600
abstain	702,791
broker non-votes	n/a

*	Notes:

Required votes. For Proposal 1, as required by Valero’s bylaws, each director is to be elected by a majority of votes cast with respect to that director’s election. Proposals 2 and 3 required approval by the affirmative vote of a majority of the voting power of the shares present in person or by proxy at the annual meeting and entitled to vote.

Effect of abstentions. Shares voted to abstain are treated as “present” for purposes of determining a quorum. In the election of directors (Proposal 1), pursuant to Valero’s bylaws, shares voted to abstain are not deemed to be “votes cast,” and are accordingly disregarded. When, however, approval for a proposal requires the affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote (Proposals 2 and 3), then shares voted to abstain have the effect of a negative vote.

Effect of broker non-votes. Brokers holding shares for the beneficial owners of such shares must vote according to specific instructions received from the beneficial owners. If instructions are not received, in some instances (e.g., for Proposal 3), a broker may nevertheless vote the shares in the broker’s discretion. Under New York Stock Exchange rules, brokers are precluded from exercising voting discretion on certain proposals without specific instructions from the beneficial owner (Proposals 1 and 2). This results in a “broker non-vote” on the proposal. A broker non-vote is treated as “present” for purposes of determining a quorum, has the effect of a negative vote when approval for a particular proposal requires the affirmative vote of the voting power of the issued and outstanding shares of Valero, and has no effect when approval for a proposal requires the affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote or a plurality or majority of the votes cast.

Item 8.01	Other Events.

Effective on May 15, 2024, Valero entered into a Stock Unit Award Agreement with each of its non-employee directors who was re-elected at the annual meeting of the stockholders. The grant of stock units, valued at $200,000, represents the equity portion of Valero’s non-employee director compensation program. Each stock unit represents the right to receive one share of Valero common stock, and is scheduled to become nonforfeitable on the date of Valero’s 2025 annual meeting of stockholders. The foregoing description of the stock units is not complete and is qualified in its entirety by reference to the full text of the agreement governing the awards, which is attached as Exhibit 10.01 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.01	Form of Stock Unit Award Agreement (with one-year hold provision).

104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: May 20, 2024	by:	/s/ Richard J. Walsh
Richard J. Walsh
Senior Vice President, General Counsel and Secretary